CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, James D. Dondero, Chief Executive Officer and President of Highland Capital Multi-Strategy Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    9/8/08                      /S/ JAMES D. DONDERO
     ------------------------        ------------------------------------------
                                     James D. Dondero, Chief Executive Officer
                                     and President
                                     (principal executive officer)

I, M. Jason Blackburn, Chief Financial Officer, Treasurer and Secretary of Highland Capital Multi-Strategy Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    9/8/08                      /S/ M. JASON BLACKBURN
     ------------------------        ------------------------------------------
                                     M. Jason Blackburn, Chief Financial
                                     Officer, Treasurer and Secretary
                                     (principal financial officer)